UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2007

LML PAYMENT SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Yukon Territory
(State or other jurisdiction of incorporation)

0-13959
(Commission File Number)

98-0209289
(IRS Employer Identification No.)

1680-1140 West Pender Street
Vancouver, BC
Canada V6E 4G1
(Address of principal executive offices and Zip Code)

(604) 689-4440
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 8, 2007, LML Payment Systems Inc. (the “Corporation”) issued a news release relating to the Corporation’s results for its third quarter for fiscal 2007. A copy of the news release is attached as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, the information set forth in this Item 2.02 and in the attached Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01 Regulation FD Disclosure

On February 8, 2007, the Corporation held an investors’ conference call. Furnished as Exhibit 99.2 is a copy of the Corporation’s script for the call.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information set forth in this Item 7.01 and in the attached Exhibit 99.2 is deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, the Corporation cautions that statements in Exhibit 99.2 which are forward-looking and which provide other than historical information involve risks and uncertainties that may materially affect the Corporation’s actual results of operations. A more detailed discussion of these and other factors, including risks and uncertainties, that could cause actual results to differ materially from those projected in any forward-looking statements is set forth in the Corporation’s Form 10-K for the fiscal year ended March 31, 2006. The Corporation disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 and Exhibit 99.2 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

(d)	Exhibits

99.1	News release issued by the Registrant on February 8, 2007

99.2	Script for investor conference call held on February 8, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LML PAYMENT SYSTEMS INC.

By:	/s/
Carolyn Gaines
Corporate Secretary
Date: February 8, 2007

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit
99.1	News Release issued by the Registrant on February 8, 2007.
99.2	Script for investor conference call held on February 8, 2007